DEBT	6 Months Ended
Jun. 30, 2021
Debt Disclosure [Abstract]
DEBT

NOTE 10 – DEBT

Line of Credit

On August 28, 2020, the Company entered into a Credit Agreement with Wells Fargo Bank, National Association, establishing a $5,000,000 line of credit facility agreement that replaced a prior facility. On October 29, 2020, the Company entered into a First Amendment to the Credit Agreement. Under the Credit Agreement, as amended, the Company has the ability to obtain one or more letters of credit in an aggregate amount up to $2,000,000, subject to the general terms of the credit agreement.

The Company had no outstanding borrowings against the line of credit, or the prior credit facility, at June 30, 2021 or December 31, 2020 and $2,101,000 of the credit line was available for use. Due to the revolving nature of loans under this credit facility, additional borrowings and periodic repayments and re-borrowings may be made until the maturity date. Interest on borrowings on the credit line is at LIBOR plus 1.25%, with a minimum LIBOR rate of 0.75%, (2.0% at June 30, 2021). By its terms, the Credit Agreement was scheduled to expire on August 28, 2021 and was secured by government securities owned and pledged by the Company. The Credit Agreement contained financial covenants including a tangible net worth minimum. The Company was in compliance with its financial covenants at June 30, 2021. The Company did not plan to renew the Credit Agreement upon its expiration, and terminated the Credit Agreement effective August 13, 2021.